SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

28. SUBSEQUENT EVENTS

During the period from January 1, 2024 to April 26, 2024, the Company repurchased a total of 23,429,242 ADSs (representing 70,287,726 Class A ordinary shares) on the NYSE at an aggregate consideration of approximately US$323.7 million. During the period from January 1, 2024 to April 26, 2024, a total of 15,345,247 ADSs (representing 46,035,741 Class A ordinary shares) have been cancelled, which were repurchased by the Company in November 2023, December 2023 and January 2024. Concurrent with the share cancellation, a total of 1,859,585 Class B ordinary shares has been converted into Class A ordinary shares on a one-to-one ratio, of which Mr. PENG Yongdong, through Ever Orient International Limited, a corporation wholly-controlled by him, converted 1,296,886 Class B ordinary shares and Mr. SHAN Yigang, through De Chang Trust, a discretionary trust established by him (as the settlor), converted 562,699 Class B ordinary shares.

The Company announced the Board of Director approved a final cash dividend (the “Dividend”) of US$0.117 per ordinary share, or US$0.351 per ADS, to holders of ordinary shares and holders of ADSs of record as of the close of business on April 5, 2024, Beijing/ Hong Kong Time and New York Time, respectively, payable in U.S. dollars. The aggregate amount of the Dividend paid was approximately US$0.4 billion, which was funded by surplus cash on the Company’s balance sheet.

The Company purchased a 40-year land use right in October 2023 at a total consideration of RMB309 million. 50% of the total consideration amounting of RMB154.6 million has been paid in 2023 with the rest 50% has been paid on January 16, 2024.